UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                September 1, 2005


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                1-8351               31-0791746
       (State or other    (Commission File Number)    (I.R.S. Employer
       jurisdiction of                                 Identification
        incorporation)                                     Number)



          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH  45202
               (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (513) 762-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 230.425)

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Item 8.01                         Other Events

     On September 1, 2005, Chemed Corporation (the "Company") sent notice to the New York Stock Exchange (the "NYSE") that the Company had inadvertently omitted to state in the proxy statement for the 2005 Annual Meeting to Stockholders (the "2005 Proxy Statement") that its Policies on Business Ethics and Corporate Governance Principles were available on its website under Corporate Governance - Governance Documents (www.chemed.com) and that a printed copy may also be obtained upon request from the Company's Corporate Secretary at 2600 Chemed Center, 255 E. Fifth Street, Cincinnati OH 45202-4726. Section 303A.10 of the NYSE Listed Company Manual (the "Manual") requires these statements be included in the annual proxy statement. A copy of these documents was incorporated in the Company's 2004 Form 10-K Annual Report as Exhibit 14 and a copy of these documents is and was then available on the Company's website.
     In addition, Section 303A.03 of the Manual requires the Company to either identify a non-management director who has been chosen to preside over executive sessions of the non-management directors, or disclose the procedure by which such a presiding director is selected. While Section 3 of the Company's Corporate Governance Principles sets forth this procedure, a copy of which procedure is, and has been available on the Company's website, a description of this procedure was inadvertently omitted from the 2005 Proxy Statement. Section 3 of the Company's Corporate Governance Principles provides, in part:

     The board of directors has five scheduled meetings a year at which it reviews and discusses reports by management on the performance of the corporation and its operating subsidiaries, its plans and prospects, as well as immediate issues facing the corporation. The board meets during each of its meetings in executive sessions, without employees or non-independent directors present. Such sessions are presided over by various independent directors.

     While the Company does not believe that either of the items above are material, the Company is correcting its inadvertent non-compliance by filing this Current Report on Form 8-K with the Securities and Exchange Commission.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CHEMED CORPORATION

Dated:   September 2, 2005               By:   /s/ Arthur V. Tucker, Jr.
        ------------------                    --------------------------
                                               Arthur V. Tucker, Jr.
                                               Vice President and Controller

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